The Mosaic Company Exhibit 99.2
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Consolidated data (in millions, except per share)
Diluted net earnings per share	$0.54	$0.64	$0.54	$0.97	$0.80	$1.08	$0.45	$0.44
Diluted weighted average # of shares outstanding(a)	379.6	376.2	375.9	372.0	367.9	363.3	356.0	354.3
Total Net Sales	$1,986	$2,440	$2,251	$2,379	$2,139	$2,488	$2,106	$2,163
Gross Margin	$412	$521	$415	$579	$419	$608	$335	$356
As % of Sales	21%	21%	18%	24%	20%	24%	16%	17%
SG&A	120	88	84	91	100	89	77	95
Consolidated Foreign Currency Gain/(Loss)	43	(39)	27	47	45	(16)	(49)	(41)
Effective Tax Rate(b)	(1)%	25%	27%	7%	9%	16%	6%	(10)%
Net Income	$218	$248	$202	$361	$295	$391	$160	$155
As % of Sales	11%	10%	9%	15%	14%	16%	8%	7%
EBITDA(c)
Potash	$257	$281	$158	$316	$283	$341	$141	$188
Phosphate	221	309	275	261	282	358	252	148
International Distribution	10	18	32	24	6	13	47	17
Corporate and Other(d)	(50)	(13)	(2)	(36)	(71)	(10)	(14)	37
Consolidated EBITDA(c)	$438	$595	$463	$565	$500	$702	$426	$390
Short-term debt	$41	$13	$—	$14	$10	$27	$18	$26
Current maturities of long-term debt	1	1	41	41	41	57	42	43
Long-term debt, less current maturities	3,009	3,013	3,774	3,778	3,775	3,762	3,738	3,791
Cash & cash equivalents	2,491	2,367	2,971	2,375	2,517	2,210	1,285	1,276
Net	$560	$660	$844	$1,458	$1,309	$1,636	$2,513	$2,584
Cash flow from operations	$610	$789	$376	$347	$729	$603	$173	$302
Cash flow from investments	(1,634)	(360)	(158)	(586)	(183)	(343)	(823)	(400)
Cash flow from financing	(1,753)	(568)	436	(284)	(300)	(597)	(115)	120
Effect of exchange rate changes on cash	(25)	15	(50)	(73)	(103)	30	(160)	(31)
Net cash flow	$(2,802)	$(124)	$604	$(596)	$143	$(307)	$(925)	$(9)
Cash dividends paid	$(100)	$(95)	$(94)	$(94)	$(91)	$(98)	$(98)	$(97)
Operating Earnings
Potash	$170	$189	$69	$229	$204	$259	$66	$113
Phosphates	146	219	188	157	190	259	157	47
International Distribution	8	16	30	22	3	8	44	14
Corporate and Other(d)	(57)	(21)	(10)	(43)	(78)	(16)	(21)	30
Consolidated Operating Earnings	$267	$403	$277	$365	$319	$510	$246	$204
Segment data (in millions, except per tonne)
Phosphates
Sales volumes ('000 tonnes)(e)	2,051	2,637	2,176	2,392	2,297	2,788	2,049	2,212
Realized average DAP price/tonne(f)	$413	$465	$463	$447	$458	$450	$451	$410
Revenue	$959	$1,333	$1,133	$1,212	$1,172	$1,385	$1,032	$1,031
Segment Gross Margin	$200	$271	$236	$231	$222	$296	$199	$121
As % of Sales	21%	20%	21%	19%	19%	21%	19%	12%
Potash
Sales volumes ('000 tonnes)(e)	2,355	2,500	1,808	2,309	2,027	2,342	1,626	1,931
Realized average MOP price/tonne(f)	$267	$267	$291	$295	$288	$280	$265	$254
Revenue	$733	$762	$593	$763	$653	$730	$492	$572
Segment Gross Margin (excluding CRT)(g)	$246	$271	$200	$375	$320	$350	$156	$211
As % of Sales	34%	36%	34%	49%	49%	48%	32%	37%
International Distribution
Sales volumes ('000 tonnes)	870	1,185	1,398	1,113	976	1,477	2,046	1,478
Realized average Blend price/tonne(f)	$438	$452	$481	$427	$444	$427	$400	$407
Revenue	$393	$542	$684	$516	$439	$637	$825	$605
Segment Gross Margin	$22	$34	$51	$41	$21	$29	$61	$38
As % of Sales	6%	6%	7%	8%	5%	4%	7%	6%

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$506	$435	$371	$467	$351	$372	$250	$364
International	227	327	222	296	302	358	242	208
Net Sales	$733	$762	$593	$763	$653	$730	$492	$572
Cost of Goods Sold	517	536	439	436	411	435	395	417
Gross Margin	$216	$226	$154	$327	$242	$295	$97	$155
As % of Sales	29%	30%	26%	43%	37%	40%	20%	27%
Canadian resource taxes	30	45	46	48	78	55	59	56
Gross Margin (excluding CRT)(g)	$246	$271	$200	$375	$320	$350	$156	$211
As % of Sales	34%	36%	34%	49%	49%	48%	32%	37%
Freight included in revenue & cost of goods sold (in millions)(h)	$73	$57	$51	$69	$47	$47	$34	$56
Net sales less freight	$660	$705	$542	$694	$606	$683	$458	$516
Cost of Goods Sold less freight	$444	$479	$388	$367	$364	$388	$361	$361
Segment Operating Earnings	$170	$189	$69	$229	$204	$259	$66	$113
Depreciation, Depletion and Amortization	87	92	89	87	79	82	75	75
EBITDA(c)	$257	$281	$158	$316	$283	$341	$141	$188
Cost of Goods Sold Detail (in millions)
COGS additional detail
Canadian resource taxes	$30	$45	$46	$48	$78	$55	$59	$56
Royalties	6	7	6	8	11	9	7	6
Brine Inflow Expenses	44	46	44	47	44	45	37	39
Depreciation, Depletion and Amortization	87	92	89	87	79	82	75	75
Total	$167	$190	$185	$190	$212	$191	$178	$176
Operating Data
Sales volumes ('000 tonnes)
Crop Nutrients North America(e)	1,114	879	696	912	572	641	419	794
Crop Nutrients International(e)	1,065	1,427	919	1,228	1,248	1,544	1,041	991
Non-Agricultural	176	194	193	169	207	157	166	146
Total(e)	2,355	2,500	1,808	2,309	2,027	2,342	1,626	1,931
Production Volumes ('000 tonnes)
Production Volume	1,871	2,044	1,666	2,584	2,451	2,362	1,749	1,850
Operating Rate(i)	70%	76%	62%	91%	93%	90%	67%	70%
Realized prices (FOB plant, $/tonne)
MOP - North America crop nutrients(f)(j)	$300	$308	$344	$355	$362	$345	$293	$264
MOP - International(f)	$209	$225	$232	$239	$245	$244	$236	$227
MOP - Average(f)	$267	$267	$291	$295	$288	$280	$265	$254
Brine inflow cost/production tonne	$24	$23	$26	$18	$18	$19	$21	$21
Cash COGS/sales tonne	$136	$134	$137	$97	$97	$103	$135	$116
EBITDA(c)/sales tonne(k)	$109	$112	$87	$137	$140	$146	$87	$97
Potash CAPEX (in millions)	$144	$94	$92	$141	$95	$88	$119	$130

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
North America	$559	$725	$636	$714	$683	$705	$570	$809
International	400	608	497	498	489	680	462	222
Net Sales	$959	$1,333	$1,133	$1,212	$1,172	$1,385	$1,032	$1,031
Cost of Goods Sold	759	1,062	897	981	950	1,089	833	910
Gross Margin	$200	$271	$236	$231	$222	$296	$199	$121
As % of Sales	21%	20%	21%	19%	19%	21%	19%	12%
Freight included in revenue & cost of goods sold (in millions)	$81	$100	$88	$103	$82	$98	$79	$84
Net sales less freight	$878	$1,233	$1,045	$1,109	$1,090	$1,287	$953	$947
Cost of Goods Sold less freight	$678	$962	$809	$878	$868	$991	$754	$826
Segment Operating Earnings	$146	$219	$188	$157	$190	$259	$157	$47
Depreciation, Depletion and Amortization	79	93	91	97	94	99	96	101
Equity Earnings (Loss)	(4)	(3)	(4)	7	(2)	—	(1)	—
EBITDA(c)	$221	$309	$275	$261	$282	$358	$252	$148
Operating Data
Sales volumes ('000 tonnes)
North America - DAP/MAP	747	948	805	837	951	895	709	1,049
International - DAP/MAP(e)	650	1,040	878	882	754	1,224	819	595
MicroEssentials®(e)	510	481	357	502	440	516	389	437
Feed and Other	144	168	136	171	152	153	132	131
Total	2,051	2,637	2,176	2,392	2,297	2,788	2,049	2,212
Production Volumes ('000 tonnes)
Total tonnes produced(l)	1,971	2,458	2,480	2,364	2,299	2,504	2,434	2,226
Operating Rate	79%	84%	85%	81%	79%	86%	83%	76%
Realized prices ($/tonne)
DAP (FOB plant)(f)	$413	$465	$463	$447	$458	$450	$451	$410
Realized costs ($/tonne)
Ammonia (tonne)(m)	$374	$473	$508	$544	$519	$417	$418	$404
Sulfur (long ton)(n)	$96	$128	$148	$154	$145	$161	$151	$146
Blended rock	$64	$68	$60	$58	$61	$61	$61	$60
Average Market prices ($/tonne)
Ammonia (tonne)(o)	$455	$557	$547	$625	$497	$462	$454	$412
Sulfur (long ton)(p)	$104	$131	$135	$131	$141	$135	$136	$115
Natural Gas(q)	$4.7	$4.6	$4.0	$3.9	$2.8	$2.7	$2.7	$2.2
Full production conversion cost/production tonne	$89	$87	$82	$90	$91	$83	$89	$100
EBITDA(c)/sales tonne(k)	$108	$117	$126	$109	$123	$128	$123	$67
Phosphates CAPEX (in millions)	$116	$104	$85	$98	$129	$128	$118	$153

The Mosaic Company - International Distribution Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$393	$542	$684	$516	$439	$637	$825	$605
Cost of Goods Sold	371	508	633	475	418	608	764	567
Gross Margin	$22	$34	$51	$41	$21	$29	$61	$38
As % of Sales	6%	6%	7%	8%	5%	4%	7%	6%
Per tonne	$25	$29	$36	$37	$21	$19	$30	$26
SG&A and Other Operating Expenses	$14	$18	$21	$19	$18	$21	$17	$24
Segment Operating Earnings	$8	$16	$30	$22	$3	$8	$44	$14
Depreciation, Depletion and Amortization	2	2	2	2	3	5	3	3
EBITDA(c)	$10	$18	$32	$24	$6	$13	$47	$17
Operating Data
Sales volumes ('000 tonnes)
Total	870	1,185	1,398	1,113	976	1,477	2,046	1,478
Realized prices ($/tonne)
Average selling price (FOB destination)	$438	$452	$481	$456	$444	$427	$400	$407
Purchases ('000 tonnes)
DAP/MAP from Mosaic	93	290	331	214	138	363	349	137
MicroEssentials® from Mosaic	147	168	83	56	125	198	155	11
Potash from Mosaic/Canpotex	269	484	261	334	249	769	556	464
International Distribution CAPEX (in millions)	$8	$11	$7	$9	$4	$6	$4	$9
Working Capital (in millions)(r)	$168	$188	$184	$186	$145	$149	$105	$109
EBITDA(c)/sales tonne(k)	$11	$15	$23	$22	$6	$9	$23	$12

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(99)	$(197)	$(159)	$(112)	$(125)	$(265)	$(243)	$(45)
Cost of Goods Sold	(73)	(187)	(133)	(92)	(60)	(253)	(222)	(87)
Gross Margin (loss)	$(26)	$(10)	$(26)	$(20)	$(65)	$(12)	$(21)	$42
Elimination of profit in inventory (income) loss included in COGS	$(9)	$(29)	$3	$18	$(18)	$(34)	$12	$50
Unrealized (gain) loss on derivatives included in COGS	$(4)	$26	$(23)	$(31)	$(38)	$27	$(22)	$1
Segment Operating Earnings (Loss)	$(57)	$(21)	$(10)	$(43)	$(78)	$(16)	$(21)	$30
Depreciation, Depletion and Amortization	6	7	8	7	6	5	7	7
Equity Earnings (Loss)	1	1	—	—	1	1	—	—
EBITDA(c)	$(50)	$(13)	$(2)	$(36)	$(71)	$(10)	$(14)	$37

Footnotes

(a)	For Q1 2014 through Q4 2014, diluted weighted average number of shares reflects the impact of shares subject to the forward contract for our contractual share repurchase obligations.

(b)
Includes a discrete income tax benefit of approximately $63 million in Q1 2014, $14 million in Q2 2014, $29 million in Q3 2014, $100 million in Q4 2014, $28 million in Q1 2015, $10 million in Q2 2015, $3 million in Q3 2015 and $6 million in Q4 2015.

(c)
The Company defines EBITDA as operating earnings plus depreciation, depletion and amortization plus equity earnings in nonconsolidated companies. EBITDA is a non-GAAP financial measure. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP"). A reconciliation of EBITDA to the nearest comparable GAAP measure and an explanation of why we include EBITDA appear below under "Non-GAAP Reconciliation".

(d)	Includes elimination of intersegment sales.

(e)	Sales volumes include intersegment sales.

(f)	FOB Plant, sales to unrelated parties.

(g)
Gross margin excluding CRT, a non-GAAP financial measure, is calculated as GAAP gross margin less Canadian resource taxes (CRT). Because not all companies use identical calculations, investors should consider that the Company’s calculation may not be comparable to other similarly titled measures presented by other companies. Gross margin excluding CRT provides a measure that we believe enhances the reader’s ability to compare our gross margin with that of other peer companies that incur CRT expense and classify it in a manner differently than we do in their statement of earnings. Because securities analysts, investors, lenders and others use gross margin excluding CRT, our management believes that our presentation of gross margin (excluding CRT) for Potash affords them greater transparency in assessing our financial performance against competitors. When measuring the performance of our Potash business, our management regularly utilizes gross margin before CRT. Gross margin excluding CRT should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A reconciliation of gross margin excluding CRT to GAAP gross margin is included in the Company’s earnings news release dated February 11, 2016.

(h)	Includes inbound freight, outbound freight and warehousing costs on domestic MOP sales.

(i)	Q4 2014 operating rate includes an additional 600 thousand metric tonnes of annual capacity from our Colonsay expansion.

(j)	This price excludes industrial and feed sales.

(k)	Calculated as EBITDA divided by sales tonnes.

(l)	Includes crop nutrient dry concentrates and animal feed ingredients.

(m)	Amounts are representative of our average ammonia costs in cost of goods sold.

(n)	Amounts are representative of our average sulfur cost in cost of goods sold.

(o)	Three point quarterly average (Fertecon).

(p)	Three point quarterly average (Green Markets).

(q)	Three point quarterly average (NYMEX).

(r)	Calculated as current assets less current liabilities for the International Distribution segment.

Note: MOP production costs are reflective of actual costs during the period. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Reconciliation
EBITDA is provided to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures.  EBITDA should not be considered as an alternative to, or more meaningful than, net income as a measure of operating performance.  Since EBITDA is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, EBITDA, as presented, may not be comparable to other similarly titled measures of other companies.  A reconciliation of net income to EBITDA is included below.

(in millions)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Potash EBITDA(c)	$257	$281	$158	$316	$283	$341	$141	$188
Phosphates EBITDA(c)	221	309	275	261	282	358	252	148
ID EBITDA(c)	10	18	32	24	6	13	47	17
Corporate EBITDA(c)	(50)	(13)	(2)	(36)	(71)	(10)	(14)	37
Consolidated EBITDA(c)	$438	$595	$463	$565	$500	$702	$426	$390
Consolidated Foreign Currency Gain/(Loss)	43	(39)	27	47	45	(16)	(49)	(41)
Consolidated Gain (Loss) in Value of Share Repurchase Agreement	(60)	(5)	5	—	—	—	—	—
Consolidated Interest Income/(Expense)	(27)	(25)	(25)	(31)	(31)	(24)	(24)	(19)
Consolidated Depreciation, Depletion & Amortization	(174)	(194)	(190)	(193)	(182)	(191)	(181)	(186)
Consolidated Non-Controlling Interest	—	—	(1)	(1)	—	—	(1)	—
Consolidated Provision from/(Benefit for)Income Taxes	3	(83)	(78)	(27)	(31)	(73)	(10)	14
Consolidated Other Income (Expense)	(5)	(1)	1	1	(6)	(7)	(1)	(3)
Consolidated Net Income	$218	$248	$202	$361	$295	$391	$160	$155

Cash COGS/sales tonne is defined for the Potash segment as Cost of Goods Sold per sales tonne less depreciation, depletion, amortization, Canadian royalties and resource taxes and freight included in revenue and cost of goods sold.  Cash COGS/sales tonne is a non-GAAP financial measure provided to assist securities analysts, lenders and others in their comparisons of operational performance but should not be considered as an alternative to, or more meaningful than, Potash Cost of Goods Sold as a measure of operating performance.  Since Cash COGS/sales tonne is not a measure determined in accordance with GAAP and is thus susceptible to varying interpretations and calculations, it may, as presented, not be comparable to other similarly titled measures of other companies.  A reconciliation of Cash COGS/sales tonne to Potash Cost of Goods Sold is included below.

(in millions, except sales tonnes)	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Cash COGS/sales tonne	$136	$134	$137	$97	$97	$103	$135	$116
Sales tonnes (in thousands)	2,355	2,500	1,808	2,309	2,027	2,342	1,626	1,931
Cash Cost of Goods Sold	$321	$335	$247	$224	$196	$242	$220	$224
Potash Depreciation, Depletion & Amortization	87	92	89	87	79	82	75	75
Royalties	6	7	6	8	11	9	7	6
Canadian resource taxes	30	45	46	48	78	55	59	56
Freight included in revenue & cost of goods sold (in millions)(g)	73	57	51	69	47	47	34	56
Potash Cost of Goods Sold	$517	$536	$439	$436	$411	$435	$395	$417